Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
NOVEMBER, 1998



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.5357%



        Excess Protection Level
          3 Month Average  5.28%
          November, 1998  5.63%
          October, 1998  5.83%
          September, 1998  4.37%


        Cash Yield                                  17.96%


        Investor Charge Offs                        4.96%


        Base Rate                                   7.38%


        Over 35 Day Delinquency                     5.37%


        Seller's Interest                           9.39%


        Total Payment Rate                          13.51%


        Total Principal Balance                     $ 40,339,382,471.40


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,787,462,952.91